Exhibit 99.1

Coeptis Therapeutics Enters into Sponsored Research Agreement with the

University of Pittsburgh to Advance SNAP-CAR Development Program

Coeptis to collaborate with the University of Pittsburgh to expand pre-clinical development of SNAP-CAR T cells targeting HER2-positive cancers

Wexford, PA, January 31, 2023 – Coeptis Therapeutics Holdings, Inc. (NASDAQ: COEP) (“Coeptis” or “the Company”), a biopharmaceutical company developing innovative cell therapy platforms for cancer, today announced a sponsored research agreement with the University of Pittsburgh to advance pre-clinical development of SNAP-CAR T cells targeting HER2 as well as identify opportunities to expand the applicability of SNAP-CAR in oncology. SNAP-CAR, which Coeptis licensed from the University of Pittsburgh, is a multi-antigen chimeric antigen receptor T cell (CAR T) technology that can be adapted to different cancer indications, including hematologic and solid tumors.

Under the terms of the sponsor research agreement, the University of Pittsburgh will conduct pre-clinical research on the SNAP-CAR technology necessary to enable the filing of an Investigational New Drug (IND) application for clinical trials involving SNAP-CAR T cells targeting HER2-positive cancers. Specifically, researchers at the University of Pittsburgh, led by principal investigator, Jason Lohmueller, Ph.D., Assistant Professor of Surgery and Immunology in the Division of Surgical Oncology Research, and Alexander Deiters, Ph.D., Professor of Chemistry, will work in coordination with Coeptis’ CRO partner, IQVIA, to develop a treatment strategy for ovarian cancer (or other solid tumors) in animals and identify a lead candidate for first-in-human clinical development. HER2 is a tumor-associated antigen (TAA) that is overexpressed in approximately 28%[1] of ovarian cancer tissues and 25% of patients with breast cancer[2].

“We are very excited to continue our work with the University of Pittsburgh to advance the development of SNAP-CAR towards a potential first indication: HER2-expressing ovarian cancer,” said Dave Mehalick, President and CEO of Coeptis Therapeutics Holdings. “If successful, this could represent a potential breakthrough in the treatment of HER2-positive cancers and the applicability of CAR T to treat a range of solid tumors, including ovarian and breast cancer, as well as hematologic cancers. We look forward to working with Dr. Lohmueller, Dr. Deiters, and the research team at the University of Pittsburgh, as well as IQVIA, to prioritize the initial target indication for advancing SNAP-CAR through the IND process and into the clinic.”

“Current CAR T therapies are designed to target specific tumor antigens that correspond to a specific cancer indication. This approach has proven effective in certain cancer types but limits the applicability of those CAR T therapies,” said Dr. Lohmueller. “SNAP-CAR has been designed as a ‘universal’ CAR T cell therapy platform that can be adapted to different tumor antigens and cancer indications. We are eager to work with the teams at Coeptis and IQVIA to begin the pre-clinical development of a potential lead candidate targeting HER2-positive ovarian cancer, as well as optimizing the platform to increase its value potential.”

About SNAP-CAR

SNAP-CAR, which Coeptis Therapeutics licensed from the University of Pittsburgh, is designed to be a “universal” CAR T cell therapy platform that can be adapted to different cancer indications. Instead of directly binding to a target on the tumor cell, CAR T cells are co-administered with one or more antibody adaptors that bind to the tumor cells and are fitted with a chemical group that irreversibly connects them to the SNAP-CAR on the therapeutic cells via a covalent bond. Pre-clinical studies in mice have demonstrated that by targeting tumors via antibody adaptor molecules, the SNAP-CAR therapy provides a highly programmable therapeutic platform.

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About Coeptis Therapeutics Holdings, Inc.

Coeptis Therapeutics Holdings, Inc., together with its subsidiaries including Coeptis Therapeutics, Inc. and Coeptis Pharmaceuticals, Inc., (collectively “Coeptis”), is a biopharmaceutical company developing innovative cell therapy platforms for cancer that have the potential to disrupt conventional treatment paradigms and improve patient outcomes. Coeptis' product portfolio and rights are highlighted by a universal, multi-antigen CAR T technology licensed from the University of Pittsburgh (SNAP-CAR), and a cell therapy technology (CD38-GEAR-NK) and an in vitro diagnostic (CD38-Diagnostic) targeting CD38-related cancers, which Coeptis is developing with VyGen-Bio and leading medical researchers at the Karolinska Institutet. Coeptis' business model is designed around maximizing the value of its current product portfolio and rights through in-license agreements, out-license agreements and co-development relationships, as well as entering into strategic partnerships to expand its product rights and offerings, specifically those targeting cancer. The Company is headquartered in Wexford, PA. For more information on Coeptis visit https://coeptistx.com/.

About the University of Pittsburgh
A nonsectarian, coeducational, state-related, public research university founded in 1787, the University of Pittsburgh (Pitt) is a member of the prestigious by-invitation-only Association of American Universities and internationally renowned as a leading center of learning and research in the arts, sciences, humanities, professions and health sciences. Comprising a Pittsburgh campus, which is home to 16 undergraduate, graduate and professional schools, and four Western Pennsylvania regional campuses, Pitt offers nearly 500 distinct degree programs and confers more than 8,500 degrees annually. Pitt has ranked among the top 10 recipients of funding from the National Institutes of Health since 1998 and is ranked among the top 10 American research universities nationally in terms of total federal science and engineering research and development obligations. For more information, visit www.pitt.edu.

Cautionary Note Regarding Forward-Looking Statements

This press release and statements of our management made in connection therewith contain or may contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events or performance, and underlying assumptions, and other statements that are other than statements of historical facts. When we use words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements are not a guarantee of future performance and involve significant risks and uncertainties that may cause the actual results to differ materially and perhaps substantially from our expectations discussed in the forward-looking statements. Factors that may cause such differences include but are not limited to: (1) the inability to maintain the listing of the Company’s securities on the Nasdaq Global Market following the business combination; (2) the risk that the business combination disrupts current plans and operations of Company as a result of the consummation of the business combination; (3) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (4) the risks that the Company’s products in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable regulatory authorities; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (8) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exclusive. All forward-looking statements are subject to significant uncertainties and risks including, but not limited, to those risks contained or to be contained in reports and other filings filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings made or to be made with the SEC, which are available for review at www.sec.gov. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations, or rules.

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CONTACTS

Coeptis Therapeutics, Inc.

Investors

Tiberend Strategic Advisors, Inc.

Jon Nugent

205-566-3026

jnugent@tiberend.com

Media

David Schemelia

609-468-9325

dschemelia@tiberend.com

1 https://www.nature.com/articles/6603581

2 https://www.nature.com/articles/s41523-020-0153-3

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